HMS Income Fund

2015 Stockholder Meeting

September 24, 2015

Sherri W. Schugart
Chairman, CEO and President

Alejandro Palomo
Investment Committee Chair

COMPANY OVERVIEW

- HMS Income Fund, Inc. ("HMS" or the "Company") was formed in 2011 as a public, non-listed business development company that focuses on providing investors current income and moderate long-term capital appreciation
- The Company's primary strategy is to make debt investments in syndicated loans of middle-market companies as well as debt and equity investments in lower middle-market companies
- HMS is sponsored by Hines Interests Limited Partnership ("Hines") and managed by HMS Adviser LP (the "Adviser"), an affiliate of Hines
- The Company and the Adviser have retained an affiliate of Main Street Capital Corporation ("Main Street") as the Company's investment sub-adviser

COMPANY OVERVIEW (CONT'D)

The Sponsor

- Hines is responsible for capital raising, reviewing and approving all investments, and all other corporate operations and administration
- Hines has sponsored and manages three public, non-listed real estate investment trusts which have collectively raised and invested more than $5 billion of investor capital
- Hines has over 58 years of experience in the commercial real estate industry with specific experience in providing acquisition, development, financing, property management, leasing and disposition services. This experience includes credit evaluation and underwriting of tenants across numerous industries and geographic markets, including middle market companies.

COMPANY OVERVIEW (CONT'D)

The Sub-Adviser

- Main Street is responsible for identifying, evaluating and recommending investments to the Adviser as well as overall portfolio management
- Main Street is a publicly traded business development company with over $1.9 billion in assets under management and an impressive track record throughout its history
- Main Street has a unique group of professionals with more than 100 years of collective experience in banking, investment funds and other financial services firms

FLEXIBLE INVESTMENT STRATEGY

- Primary objective: Generate income through debt and equity investments
- Secondary objective: Generate long-term capital appreciation, primarily through equity investments
- Moderate leverage
- Total Return
  - Pay regular cash distributions
  - Achieve attractive total returns upon ultimate liquidity event

FLEXIBLE INVESTMENT STRATEGY (CONT'D)

TYPICAL BDC

Loans of:

Large-Market Firms

$3B - $25B revenue

POTENTIAL RETURN

Income from interest earned on loans

HMS INCOME FUND

Loans of:

Middle-Market Firms

$150M - $3B revenue

Self-originated loans to:

Lower Middle-Market Firms

$10M - $150M revenue

POTENTIAL RETURN

Income from interest earned on loans

+

Income from interest earned on loans

+

Income potential from dividends on equity investments

+

Potential for capital appreciation and gains from equity investments

HMS Income Fund Competitive Advantage

TARGET INVESTMENTS

- Established companies with histories of positive and stable free cash flow
- Firms with experienced and committed management teams
- Strong franchises with sustainable competitive advantages and niche or market leadership positions
- Industries with positive long-term dynamics

HMS INCOME FUND – 2015 STOCKHOLDER MEETING

HMS INCOME FUND AS OF JUNE 30, 2015

Portfolio Highlights

Gross Offering Proceeds[1]	$474.0M
Aggregate Fair Value	$754.2M
Distribution per Share	$0.70 (7.07% current offering price)
125 Portfolio Investments[2]	▪ 83 MM debt ▪ 15 private loan debt ▪ 1 private loan equity ▪ 12 LMM debt ▪ 13 LMM equity ▪ 1 credit fund
NAV per Share	$8.69
Leverage	~43%
Weighted Avg. Effective Yield of Investments (Unlevered)[3]	8.5%
Weighted Avg. Credit Rating[4]	B

1) Includes DRP proceeds. 2) Portfolio holdings are subject to change. "MM" stands for middle market; "LMM" stands for lower middle market. 3) Weighted average effective yield is calculated based on HMS investments at the end of each period and includes accretion of original issue discounts and amortization of premiums, and the amortization of fees received in connection with transactions. Investments on non-accrual status are assumed to have a zero yield in the calculation. 4) Approximately 54% of the portfolio maintains an S&P credit rating.

HMS INCOME FUND – 2015 STOCKHOLDER MEETING

HMS INCOME FUND AS OF JUNE 30, 2015 (CONT'D)

Asset Mix



2.7%
0.4%
6.4%
10.1%
80.5%
MM Debt
Private Loans
LMM Debt
Equity
Credit Fund

Variable v. Fixed



16.4%
83.6%
Variable
Fixed

Note: All data based on fair market value as of 6/30/15.

HMS INCOME FUND AS OF JUNE 30, 2015 (CONT'D)

Industry Diversification


10.4%
7.9%
5.6%
5.5%
5.4%
5.3%
5.1%
3.7%
3.6%
3.5%
44.0%
Hotels, Restaurants, & Leisure
Media
Diversified Consumer Services
IT Services
Oil, Gas, and Consumable Fuels
Health Care Providers & Services
Internet Software and Services
Auto Components
Food Products
Diversified Telecommunicaton Services
Other

Collateral Priority


78.9%
17.8%
3.0%
0.3%
First Lien
Second Lien
Equity
Unsecured

Note: All data based on fair market value as of 6/30/15.

2015 ACCOMPLISHMENTS & PRIORITIES

Accomplishments

- Significant fund growth
- Raised over $500 million of retail equity since inception
- Additional debt financing and capital availability
- Completed 4 LMM transactions with Main Street, representing approx. $40M of capital
- Distribution fully covered by operations through June 30, 2015

Priorities

- Continue capital raise and invest in attractive opportunities
- Continue to invest in more LMM opportunities

HMS Income Fund

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